UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

iMedia Brands, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices) (Zip Code)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2021, the Company appointed Montgomery “Monty” Wageman to serve as Senior Vice President, Chief Financial Officer, effective immediately. Mr. Wageman, age 55, most recently served as the Company’s Vice President, Corporate Controller since June 2020. He served as Senior Director of Accounting, Tax and Treasury from July 2019 through June 2020 and Accounting Director from 2007 through July 2019.

In connection with his employment, Mr. Wageman: (i) will receive an annual base salary of $300,000, (ii) will be eligible for annual discretionary bonuses targeted at 40% of his fiscal year gross annual salary, and (iii) will receive promotion equity compensation awards to acquire up to 10,000 shares of common stock, with 50% of the award in RSUs and 50% of the award in stock options, all of which will vest on a three-year schedule beginning on the first anniversary of the date of grant. The foregoing description of the material terms of Mr. Wageman’s employment is qualified by the text of his offer letter, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Timothy A. Peterman had previously served as the Company’s Interim Chief Financial Officer and will continue to serve as its Chief Executive Officer.

Item 7.01	Regulation FD Disclosure

On June 17, 2021, we issued a press release disclosing Mr. Wageman’s appointment. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Employment Offer Letter, dated June 16, 2021, by and between the Company and Montgomery Wageman
99.1	Press Release dated June 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2021	iMedia Brands, Inc.

	By:	/s/ Timothy A. Peterman
Timothy A. Peterman
Chief Executive Officer